UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Adobe Systems Incorporated
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M30904-P06774 You are receiving this communication because you hold shares in Adobe Systems Incorporated. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. ADOBE SYSTEMS INCORPORATED *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on April 21, 2011 Meeting Information Meeting Type: Annual Meeting of Stockholders For holders as of: February 25, 2011 Date: April 21, 2011 Time: 9:00 a.m., local time Location: Adobe Systems Incorporated East Tower Building 321 Park Avenue San Jose, CA 95110-2704 See the reverse side of this notice to obtain proxy materials and voting instructions. 345 PARK AVENUE SAN JOSE CA 95110-2704

M30905-P06774 How To Vote Please Choose One of the Following Voting Methods Vote In Person: At the Annual Meeting of Stockholders, you will need to request a ballot to vote these shares. For directions to the meeting, please visit www.adobe.com/aboutadobe/maps/sj_map.html Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 7, 2011 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials LETTER TO STOCKHOLDERS NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items M30906-P06774 2. Approval of the amendment of the 1997 Employee Stock Purchase Plan to increase the share reserve by 17 million shares. 1a. Robert K. Burgess The Board of Directors recommends a vote FOR all nominees. 1. Election of the four (4) Class II Directors to serve for a two-year term. 1b. Daniel Rosensweig 1c. Robert Sedgewick 1d. John E. Warnock The Board of Directors recommends a vote FOR Proposals 2, 3, 4, 5 and 6: 3. Approval of the adoption of the 2011 Executive Cash Performance Bonus Plan. 4. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending on December 2, 2011. 5. Approval of the Certificate of Amendment to the Restated Certificate of Incorporation to eliminate our classified Board structure. 6. Advisory vote to approve the resolution on the compensation of the named executive officers. The Board of Directors recommends a vote for ONE YEAR on the following proposal: 7. Advisory vote on the frequency of future advisory votes to approve a resolution on the compensation of the named executive officers.

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